SunCoke Energy Announces the Acquisition of Phoenix Global Conference Call Investor Presentation May 28, 2025

2Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. SunCoke Energy, Inc. (“SunCoke”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “will,” “expect,” “outlook,” “guidance,” “projections,” “anticipate,” “plan,” “estimate,” “target,” “believe,” “would,” “could,” “may,” “continue,” “possible,” “potential,” “should” and other similar words and expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding SunCoke’s proposed acquisition of Flame Aggregator, LLC, which together with its subsidiaries operates as Phoenix Global ("Phoenix"). SunCoke cautions investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook for SunCoke, the anticipated benefits of the acquisition, the anticipated impact of the acquisition on SunCoke’s business and future financial and operating results, the expected amount and timing of any synergies and/or other benefits from the acquisition, the anticipated closing date for the acquisition, and other aspects of SunCoke’s operations or operating results, are only predictions. These forward-looking statements are based on SunCoke management’s current knowledge, beliefs and expectations and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements. These risks, uncertainties and other important factors include, but are not limited to: (i) the failure to satisfy the conditions to the completion of the acquisition in a timely manner, or at all; (ii) the completion of the acquisition on anticipated terms and timing; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) SunCoke’s ability to successfully integrate the acquired business or fully realize anticipated synergies or other benefits expected from the acquisitions; (v) the ability of SunCoke to implement its plans, forecasts, and/or expectations with respect to the combined business after completion of the acquisition; (vi) SunCoke’s ability to develop customer relationships and realize additional opportunities following completion of the acquisition; (vii) the existence of potentially significant costs, fees, expenses, impairments or charges related to the acquisition; (viii) the outcome of any legal proceedings that may be instituted against SunCoke related to the merger agreement or the transactions contemplated thereby; and (ix) unforeseen liabilities, future capital expenditures, indebtedness, losses, pricing trends, future prospects, and management strategies which may adversely affect SunCoke’s business, financial condition, operating results and/or trading price of SunCoke’s common stock. The foregoing list of risks, uncertainties and factors is not exhaustive, and unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties described in Part I, Item 1A “Risk Factors” of SunCoke’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as any such factors may be updated from time to time in SunCoke’s other reports and filings with the Securities and Exchange Commission (SEC), including without limitation, SunCoke’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2025, accessible on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, SunCoke undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Overview

3

SunCoke to acquire Phoenix Global for $325 million

Purchase Price and Valuation

- SunCoke to acquire 100% of common units of Phoenix Global for $325 million on a cash free, debt free basis
- Implied purchase price of ~5.4x Phoenix LTM 3/31/25 Adjusted EBITDA(1) of $61 million

Financial Impact

- Transaction expected to be immediately accretive
- Purchase to be funded with cash on hand and revolver borrowing
- Expect annual synergies of ~$5M - $10M

Required Approvals and Timing

- Transaction has been unanimously approved by SunCoke's and Phoenix's respective Boards
- Transaction has received the support of a majority of Phoenix's unitholders
- Closing expected in second half of 2025, subject to the satisfaction of customary closing conditions

(1) See appendix for definitions of EBITDA and Adjusted EBITDA, and reconciliation of Adj. EBITDA

SunCoke Energy®

Transaction Benefits to SunCoke

4

Phoenix acquisition provides significant strategic and financial benefits to SunCoke

Market Diversification

- Diversifying our customer base to include Electric Arc Furnace (EAF) operators
  - Carbon steel
  - Stainless steel
- Global footprint adds international market presence

Expanded Offerings

- Expansion into high-value, site-based, critical services that drive operational efficiency and reliability
- Strengthens SunCoke's role as a critical partner in the steel value chain

Strong Financials

- Long-term contracts with attractive fixed revenue components and limited direct exposure to commodity price volatility
- Well-capitalized asset portfolio with ~$72 million invested in equipment since 2023 through a major capital investment plan

Growth Platform

- Multiple paths for organic growth in a growing steel market
- SunCoke's strong financial position and operational excellence can be leveraged to better serve mill customers

SunCoke Energy®

5Overview of Phoenix’s Service Offerings Core mill services include slag handling, metal recovery, and scrap preparation / handling Metal Recovery • Custom designed and built slag pot carriers/special front-end loaders transport molten slag that has been separated from the steel to a cooling area for processing • Mission critical service as mill operations will be disrupted if slag is not removed from the furnace area • Process slag to recover entrapped metal and return to the mill for mutual benefit • Uses crushers, conveyers, screens, and magnetic/gravity separators (among other equipment) • By-products from the process are sold as aggregates • Receive, weigh, unload, stockpile, and manage scrap inventory • Transport customer-purchased metals within the customer’s facility • Preparation of scrap to specification through breaking or cutting activities Supported by site-specific ancillary services that enhance SunCoke’s role across the steel value chain Slag Handling Metal Recovery Scrap Preparation / Handling

6Long-Term Well-Structured Contracts Contracts provide stable cash flows and attractive margins Earnings and Cash Flow Stability • Weighted average contract life of ~6 years(1) • Meaningful portion of revenues are fixed • Variable revenues tied to customer steel production volumes • Periodic inflation adjustment mechanism built into contracts • Limited commodity pricing exposure Excellent Contracts • Limited earnings volatility from changes in customer volumes • Scalable, variable margins tied to customer activities • Consistent customer volumes across the fleet • Predictable, profitable, long-term capital planning (1) Weighted-average life based on LTM revenues as of 3/31/25

7Leveraging SunCoke’s Core Strengths SunCoke’s core strengths and capabilities will be leveraged to drive improvements in Phoenix’s business Robust safety standards and excellent safety performance Safety Excellence Most technologically- advanced cokemaking assets and highly efficient terminal operations Technical Expertise Proven partner with a consistent track record of reliable raw materials and logistics services Operational Discipline Solid balance sheet, strong financial profile, and disciplined investment in assets Strong Financial Position Enhance Phoenix’s safety program Drive more efficient operations Improve service performance Build upon the existing business through organic growth

Acquisition Enhances our Scale

8

Phoenix strengthens SunCoke's earnings profile through growth and improved business mix

Adjusted EBITDA[1] ($ in millions)


$218[2]
$61[3]
$279[4]
SunCoke Energy
PHOENIX GLOBAL
Pro Forma


SunCoke Energy Coke
64%
PHOENIX GLOBAL
20%
$279
16%
SunCoke Energy Logistics

Enhances operational scale and broadens revenue streams by expanding into multiple geographic regions and serving a diverse range of end users

(1) See appendix for definitions of EBITDA and Adjusted EBITDA
(2) Reflects mid-point of SunCoke 2025E Consolidated Adjusted EBITDA guidance of $210 – $225 million, see appendix for reconciliation of SunCoke Adj. EBITDA
(3) Reflects Phoenix LTM Adj. EBITDA as of 3/31/25, see appendix for reconciliation of Phoenix Adj. EBITDA
(4) See appendix for reconciliation of Pro Forma Adj EBITDA

SunCoke Energy

9

Expands and Diversifies Global Footprint

Significantly expands global footprint and adds EAF operations to our customer base

US Sites



- SunCoke Cokemaking Facility
- SunCoke Logistics
- Phoenix Integrated Steel Customer
- Phoenix EAF Customer

International Sites

Brazil	SunCoke Cokemaking Facility Phoenix Integrated Steel Customer
Europe	Phoenix Integrated Steel Customer #1 Phoenix Integrated Steel Customer #2 Phoenix EAF Customer

Phoenix Mills Served by Geography & Type

Location	Integrated	EAF
USA	4	8
International	3	1

SunCoke Energy®

Enhances our Offerings to More Customers

10

More comprehensive offerings to existing and new customers



SunCoke Cokemaking
SunCoke Logistics
Phoenix Mill Services
Material Handling and Transportation
Coal Mixing
Coke Production
Raw Material Preparation
Integrated Steel Making Customers
Other Mill Services / Rentals
Slag Handling / Processing
Metal Recovery
Slag Aggregate Products (sold)
Scrap Preparation / Handling
EAF Steel Making Customers
Recovered Metal

SunCoke Energy®

11Strong Pro Forma Debt Profile Transaction to be funded with cash on hand and revolver borrowing, maintaining strong leverage and liquidity position Gross Debt / Adj. EBITDA(1) Net Debt / Adj. EBITDA(1) 2.30x(2) 2.62x(3) Today Pro Forma Debt Maturity Schedule 1.41x(2) 2.27x(3) + + (1) See appendix for a definition of Adjusted EBITDA (2) Reflects mid-point of SunCoke 2025E Consolidated Adjusted EBITDA guidance of $210 – $225 million, see appendix for reconciliation (3) Reflects combined company pro-forma Adjusted EBITDA of $279 million as depicted on slide 8, see appendix for reconciliation Today ($ in millions) 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ 500.0$ 500.0$ Revolver - 230.0 - - - 230.0 Total -$ 230.0$ -$ -$ 500.0$ 730.0$

12Expanding our Platforms for Growth Multiple expandable growth opportunities including new customers and new service offerings Contract Expansions Continuously engage with customers to win additional business New Site Wins Partner with new steel mills and those approaching contract renewals Foundry Coke Gaining significant market share since first production in 2020 Logistics Adding new customers and products GPI/Metallics Own and operate blast furnaces to produce Granulated Pig Iron Growth Platforms Growth Platforms

APPENDIX

14 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, site closure costs, bankruptcy related costs, foreign currency gain or loss, temporary transactional employee and consultation costs, loss or gain on asset sales and/or transaction related costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP.

15Adjusted EBITDA Reconciliations SunCoke 2025E Guidance mid-point Adj. EBITDA Reconciliation Phoenix LTM 3/31/2025 Adj. EBITDA Reconciliation Pro Forma Adjusted EBITDA Reconciliation ($ in millions) Pro Forma $218 $61 $279 ($ in millions) 2025E Net Income $61 Depreciation and amortization expense 119 Interest expense, net 25 Income tax expense 13 Adjusted EBITDA (Consolidated) $218 ($ in millions) LTM 3/31/25 Net Income ($43) Depreciation and amortization expense 61 Interest expense, net 13 Income tax expense 3 Site closure / impairment costs 11 Transaction related costs 8 Temporary transitional employee and consultation costs 4 Loss / (gain) on asset sales 3 Bankruptcy related costs 1 FX (gain) / loss (0) Adjusted EBITDA $61